Exhibit 4.1.2


                                                             EXECUTION VERSION



                             Dated 24 January, 2007



                        GRANITE FINANCE FUNDING 2 LIMITED
                                 as Funding 2




                            GRANITE MASTER ISSUER PLC
                                as Master Issuer



                              THE BANK OF NEW YORK
                          as Funding 2 Security Trustee



                                 CITIBANK, N.A.
                                  as Agent Bank





                ----------------------------------------------

                             LOAN TRANCHE SUPPLEMENT

                ----------------------------------------------






                             SIDLEY AUSTIN (UK) LLP
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

THIS LOAN TRANCHE SUPPLEMENT is dated 24 January, 2007 between:

(1) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Funding 2;

(2) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(3) THE BANK OF NEW YORK, acting through its office at 40th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the Agent Bank.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Global Intercompany Loan Agreement entered into between the parties hereto on 19 January, 2005. This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Global Intercompany Loan Agreement.

Loan Tranche: The Series 2007-1 Class 1A1 Notes will fund the Series 2007-1 AAA (Class 1A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)688,775,510
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Interest Reset Loan Tranche
             Dates:                             Date, the Loan Tranche Interest Commencement Date and,
                                                for each subsequent Loan Tranche Interest Reset Date
                                                each Monthly Payment Date falling in March, June,
                                                September and December of each year beginning in
                                                March 2007 (or, if such date is not a London Business
                                                Day, the next following London Business Day), up to,
                                                and including, the Final Repayment Date.

6.     Final Repayment Date:                    The Loan Payment Date falling in December 2030.

7.     Loan Payment Dates:                      Each Monthly Payment Date in each year (or, if such
                                                date is not a London Business Day and a New York
                                                Business Day, the next following day that is a London
                                                Business Day and a New York Business Day) up to and
                                                including the Final Repayment Date.

8.     Initial Relevant Screen Rate:            The linear interpolation of one-month sterling LIBOR
                                                and two-month sterling LIBOR.

9.     Relevant Screen Rate:                    LIBOR for three-month sterling deposits or,
                                                following the earlier to occur of the Step-Up Date
                                                in relation to this Loan Tranche or a Pass-Through
                                                Trigger Event, LIBOR for one-month sterling deposits.



                                      2

10.    Loan Reference Rate:                     LIBOR for three-month sterling deposits or,
                                                following the earlier to occur of the Step-Up Date
                                                in relation to this Loan Tranche or a Pass-Through
                                                Trigger Event, LIBOR for one-month sterling deposits.

11.    Relevant Margin:                         0.0161 per cent. per annum

12.    Step-Up Date:                            The Loan Payment Date occurring in June 2010.

13.    Relevant Margin following Step-Up Date:  0.1822 per cent. per annum

14.    Redemption/Payment Basis:                Controlled Amortisation

15.    Change of Redemption/Payment             Not Applicable
       Basis:

16.    Details relating to Bullet Loan          Not Applicable
       Tranche:

17.    Details relating to Scheduled            Not Applicable
       Repayment Loan Tranche:

18.    Details relating to Controlled           Applicable
       Repayment Loan Tranche:

       Controlled Repayment Dates                    Target Balance:
       Loan Payment Date occurring in:

                                                           (GBP)

            January 2007                               688,775,510

             March 2007                                688,775,510

             June 2007                                 550,885,756

           September 2007                              418,139,581

           December 2007                               291,708,234

             March 2008                                169,942,738

             June 2008                                  51,406,540

           September 2008                                    0

           December 2008                                     0

             March 2009                                      0



                                      3

             June 2009                                       0

           September 2009                                    0

           December 2009                                     0

             March 2010                                      0

             June 2010                                       0

           September 2010                                    0

           December 2010                                     0

             March 2011                                      0

             June 2011                                       0

           September 2011                                    0

           December 2011                                     0

             March 2012                                      0

             June 2012                                       0

           September 2012                                    0

           December 2012                                     0

             March 2013                                      0

             June 2013                                       0

           September 2013                                    0

           December 2013                                     0

19.    Details relating to Pass-through         Not Applicable
       Loan Tranches:

20.    Other terms and special conditions:      Not Applicable

Loan Tranche: The Series 2007-1 Class 1A3 Notes will fund the Series 2007-1 AAA (Class 1A3) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)450,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2030.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                       5

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.03 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up Date:   0.06 per cent. per annum

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable Loan
      Repayment Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

         Controlled Repayment Dates                            Target Balance:
      Loan Payment Date occurring in:

                                                                     (GBP)

              January 2007                                        450,000,000

               March 2007                                         450,000,000

                June 2007                                         359,912,027

             September 2007                                       273,184,526

              December 2007                                       190,582,713

               March 2008                                         111,029,255

                June 2008                                         33,585,606



                                       6

             September 2008                                            0

              December 2008                                            0

               March 2009                                              0

                June 2009                                              0

             September 2009                                            0

              December 2009                                            0

               March 2010                                              0

                June 2010                                              0

             September 2010                                            0

              December 2010                                            0

               March 2011                                              0

                June 2011                                              0

             September 2011                                            0

              December 2011                                            0

               March 2012                                              0

                June 2012                                              0

             September 2012                                            0

              December 2012                                            0

               March 2013                                              0

                June 2013                                              0

             September 2013                                            0

              December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 2A1 Notes will fund the Series 2007-1 AAA (Class 2A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)739,795,918
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                       8

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.0708 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         0.2916 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

         Controlled Repayment Dates                             Target Balance:
      Loan Payment Date occurring in:

                                                                      (GBP)

             January 2007                                        739,795,918

              March 2007                                         739,795,918

               June 2007                                         739,795,918

            September 2007                                       739,795,918

             December 2007                                       739,795,918

              March 2008                                         739,795,918

               June 2008                                         739,795,918



                                       9

            September 2008                                       739,795,918

             December 2008                                       739,795,918

              March 2009                                         588,397,455

               June 2009                                         444,292,559

            September 2009                                       312,405,911

             December 2009                                       196,488,066

              March 2010                                         100,486,293

               June 2010                                              0

            September 2010                                            0

             December 2010                                            0

              March 2011                                              0

               June 2011                                              0

            September 2011                                            0

             December 2011                                            0

              March 2012                                              0

               June 2012                                              0

            September 2012                                            0

             December 2012                                            0

              March 2013                                              0

               June 2013                                              0

            September 2013                                            0

             December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3A1 Notes will fund the Series 2007-1 AAA (Class 3A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)765,306,122
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      11

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.1083 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.3666 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                              Target Balance:
      Loan Payment Date occurring in:

                                                                       (GBP)

              January 2007                                        765,306,122

               March 2007                                         765,306,122

                June 2007                                         765,306,122

             September 2007                                       765,306,122

              December 2007                                       765,306,122

               March 2008                                         765,306,122

                June 2008                                         765,306,122



                                      12

             September 2008                                       765,306,122

              December 2008                                       765,306,122

               March 2009                                         754,864,849

                June 2009                                         742,539,878

             September 2009                                       727,845,192

              December 2009                                       709,840,786

               March 2010                                         686,719,458

                June 2010                                         624,875,718

             September 2010                                       568,688,419

              December 2010                                       515,173,989

               March 2011                                         483,007,781

                June 2011                                         451,002,993

             September 2011                                       419,848,708

              December 2011                                       389,837,386

               March 2012                                         360,597,991

                June 2012                                              0

             September 2012                                            0

              December 2012                                            0

               March 2013                                              0

19.   Details relating to Pass-through          Not Applicable
      Loan  Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3A2 Notes will fund the Series 2007-1 AAA (Class 3A2) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)1,085,526,316
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a TARGET Business Day,
                                                the next following day that is a London Business Day and
                                                a TARGET Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      14

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.0767 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.3034 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                              Target Balance:
      Loan Payment Date occurring in:

                                                                       (GBP)

              January 2007                                       1,085,526,316

               March 2007                                        1,085,526,316

                June 2007                                        1,085,526,316

             September 2007                                      1,085,526,316

              December 2007                                      1,085,526,316

               March 2008                                        1,085,526,316

                June 2008                                        1,085,526,316



                                      15

             September 2008                                      1,085,526,316

              December 2008                                      1,085,526,316

               March 2009                                        1,070,716,194

                June 2009                                        1,053,234,196

             September 2009                                      1,032,390,944

              December 2009                                      1,006,853,114

               March 2010                                         974,057,337

                June 2010                                         886,336,873

             September 2010                                       806,639,625

              December 2010                                       730,733,631

               March 2011                                         685,108,406

                June 2011                                         639,712,141

             September 2011                                       595,522,246

              December 2011                                       552,953,555

               March 2012                                         511,479,782

                June 2012                                              0

             September 2012                                            0

              December 2012                                            0

               March 2013                                              0

                June 2013                                              0

             September 2013                                            0

              December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 4A1 Notes will fund the Series 2007-1 AAA (Class 4A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)510,204,082
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      17

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.1215 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.3930 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:


18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                               Target Balance:
      Loan Payment Date occurring in:

                                                                        (GBP)

               January 2007                                        510,204,082

                March 2007                                         510,204,082

                 June 2007                                         510,204,082

              September 2007                                       510,204,082

               December 2007                                       510,204,082

                March 2008                                         510,204,082

                 June 2008                                         510,204,082



                                      18

              September 2008                                       510,204,082

               December 2008                                       510,204,082

                March 2009                                         510,204,082

                 June 2009                                         510,204,082

              September 2009                                       510,204,082

               December 2009                                       510,204,082

                March 2010                                         510,204,082

                 June 2010                                         510,204,082

              September 2010                                       510,204,082

               December 2010                                       510,204,082

                March 2011                                         464,695,655

                 June 2011                                         420,707,941

              September 2011                                       379,191,411

               December 2011                                       340,469,859

                March 2012                                         303,988,961

                 June 2012                                              0

              September 2012                                            0

               December 2012                                            0

                March 2013                                              0

                 June 2013                                              0

              September 2013                                            0

               December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 5A1 Notes will fund the Series 2007-1 AAA (Class 5A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)650,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      20

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.11 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.22 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-Through

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 AAA Class 5A1 Loan Tranche will become
                                                due on the Note Payment Date falling in June 2012 and
                                                each Loan Payment Date thereafter

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 6A1 Notes will fund the Series 2007-1 AAA (Class 6A1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AAA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)500,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.

9.    Relevant Screen Rate:                     Following the earlier to occur of the Step-Up Date (if
                                                any) and a Pass-Through Trigger Event, one-month sterling
                                                LIBOR



                                      22

10.   Loan Reference Rate:                      Following the earlier to occur of the Step-Up Date (if
                                                any) and a Pass-Through Trigger Event, one-month sterling
                                                LIBOR

11.   Relevant Margin:                          0.07769 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in December 2013.

13.   Relevant Margin following Step-Up         0.19 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-Through

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 AAA Class 6A1 Loan Tranche will become
                                                due on the Note Payment Date falling in December 2013 and
                                                each Loan Tranche Payment Date thereafter

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 1B1 Notes will fund the Series 2007-1 AA (Class 1B1) Loan Tranche which shall have the following terms:


1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal Balance:    (GBP)42,857,143

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      24

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.0698 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up Date:   0.2896 per cent. per annum

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                               Target Balance:
      Loan Payment Date occurring in:

                                                                     (GBP)

              January 2007                                        42,857,143

               March 2007                                         42,857,143

                June 2007                                         42,857,143

             September 2007                                       42,857,143

              December 2007                                       42,857,143

               March 2008                                         42,857,143

                June 2008                                         42,857,143



                                      25

             September 2008                                       42,857,143

              December 2008                                            0

               March 2009                                              0

                June 2009                                              0

             September 2009                                            0

              December 2009                                            0

               March 2010                                              0

                June 2010                                              0

             September 2010                                            0

              December 2010                                            0

               March 2011                                              0

                June 2011                                              0

             September 2011                                            0

              December 2011                                            0

               March 2012                                              0

                June 2012                                              0

             September 2012                                            0

              December 2012                                            0

               March 2013                                              0

                June 2013                                              0

             September 2013                                            0

              December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 2B1 Notes will fund the Series 2007-1 AA (Class 2B1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)40,816,327
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.


                                      27

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.1289 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         0.4078 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 AA Class 2B1 Loan Tranche will become
                                                due on the Note Payment Date falling in June 2010 and
                                                each Loan Tranche Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3B1 Notes will fund the Series 2007-1 AA (Class 3B1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)109,868,421
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a TARGET Business Day,
                                                the next following day that is a London Business Day and
                                                a TARGET Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      29

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.1584 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.4668 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 AA Class 3B1 Loan Tranche will become
                                                due on the Note Payment Date falling in June 2012 and
                                                each Loan Tranche Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3B2 Notes will fund the Series 2007-1 AA (Class 3B2) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               AA

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)25,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      31

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.17 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.34 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 AA Class 3B2 Loan Tranche will become
                                                due on the Note Payment Date falling in June 2012 and
                                                each Loan Tranche Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 1M1 Notes will fund the Series 2007-1 A (Class 1M1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               A

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)42,857,143
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      33

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.1589 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         0.4678 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                              Target Balance:
      Loan Payment Date occurring in:

                                                                       (GBP)

              January 2007                                        42,857,143

               March 2007                                         42,857,143

                June 2007                                         42,857,143

             September 2007                                       42,857,143

              December 2007                                       42,857,143

               March 2008                                         42,857,143

                June 2008                                         42,857,143



                                      34

             September 2008                                       42,857,143

              December 2008                                            0

               March 2009                                              0

                June 2009                                              0

             September 2009                                            0

              December 2009                                            0

               March 2010                                              0

                June 2010                                              0

             September 2010                                            0

              December 2010                                            0

               March 2011                                              0

                June 2011                                              0

             September 2011                                            0

              December 2011                                            0

               March 2012                                              0

                June 2012                                              0

             September 2012                                            0

              December 2012                                            0

               March 2013                                              0

             September 2013                                            0

              December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 2M1 Notes will fund the Series 2007-1 A (Class 2M1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               A

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)40,816,327
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      36

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.2724 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         0.6948 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 A Class 2M1 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2010 and
                                                each Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3M1 Notes will fund the Series 2007-1 A (Class 3M1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               A

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)86,184,211
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a TARGET Business Day,
                                                the next following day that is a London Business Day and
                                                a TARGET Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      38

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.2715 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.6930 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 A Class 3M1 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2012 and
                                                each Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3M2 Notes will fund the Series 2007-1 A (Class 3M2) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               A

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)40,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      40

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.27 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         0.54 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 A Class 3M2 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2012 and
                                                each Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 1C1 Notes will fund the Series 2007-1 BBB (Class C1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               BBB

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)48,265,306
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      42

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.3146 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         0.7792 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Controlled Amortisation

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                               Target Balance:
      Loan Payment Date occurring in:

                                                                        (GBP)

               January 2007                                        48,265,306

                March 2007                                         48,265,306

                 June 2007                                         48,265,306

              September 2007                                       48,265,306

               December 2007                                       48,265,306

                March 2008                                         48,265,306

                 June 2008                                         48,265,306



                                      43

              September 2008                                       48,265,306

               December 2008                                            0

                March 2009                                              0

                 June 2009                                              0

              September 2009                                            0

               December 2009                                            0

                March 2010                                              0

                 June 2010                                              0

              September 2010                                            0

               December 2010                                            0

                March 2011                                              0

                 June 2011                                              0

              September 2011                                            0

               December 2011                                            0

                March 2012                                              0

                 June 2012                                              0

              September 2012                                            0

               December 2012                                            0

                March 2013                                              0

                 June 2013                                              0

              September 2013                                            0

               December 2013                                            0

19.   Details relating to Pass-through          Not Applicable
      Loan Tranches:

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 2C1 Notes will fund the Series 2007-1 BBB (Class 2C1) Loan Tranche which shall have the following terms:


1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               BBB

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)15,306,122
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a New York Business Day,
                                                the next following day that is a London Business Day and
                                                a New York Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      45

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.4637 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         1.0774 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 BBB Class 2C1 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2010 and any
                                                Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 2C2 Notes will fund the Series 2007-1 BBB (Class 2C2) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               BBB

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)19,736,842
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054.

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a TARGET Business Day,
                                                the next following day that is a London Business Day and
                                                a TARGET Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      47

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.4735 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2010.

13.   Relevant Margin following Step-Up         1.0970 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment Basis:       Not Applicable

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 BBB Class 2C2 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2010 and any
                                                Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3C1 Notes will fund the Series 2007-1 BBB (Class 3C1) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               BBB

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)174,342,105
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day and a TARGET Business Day,
                                                the next following day that is a London Business Day and
                                                a TARGET Business Day) up to and including the Final
                                                Repayment Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      49

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.5330 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         1.2160 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 BBB Class 3C1 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2012 and any
                                                Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Loan Tranche: The Series 2007-1 Class 3C2 Notes will fund the Series 2007-1 BBB (Class 3C2) Loan Tranche which shall have the following terms:

1.    Borrower:                                 Granite Finance Funding 2 Limited

2.    Lender:                                   Granite Master Issuer plc

3.    (i)    Loan Tranche Rating:               BBB

      (ii)   Series Number:                     Series 2007-1

4.    Initial Outstanding Principal             (GBP)36,000,000
      Balance:

5.    (i)    Closing Date:                      24 January, 2007

      (ii)   Loan Tranche Interest              24 January, 2007
             Commencement Date:

      (iii)  Loan Tranche Interest Reset        In respect of the first Loan Tranche Interest Reset Date,
             Dates:                             the Loan Tranche Interest Commencement Date and, for each
                                                subsequent Loan Tranche Interest Reset Date, the Monthly
                                                Payment Date falling in March, June, September and
                                                December of each year (or, if such date is not a London
                                                Business Day, the next following London Business Day) or,
                                                following the earlier to occur of the Step-Up Date in
                                                relation to this Loan Tranche or a Pass-Through Trigger
                                                Event, each Monthly Payment Date of each year (or, if
                                                such date is not a London Business Day, the next
                                                following London Business Day), in each case, up to, and
                                                including, the Final Repayment Date.

6.    Final Repayment Date:                     The Loan Payment Date falling in December 2054

7.    Loan Payment Dates:                       Each Monthly Payment Date in each year (or, if such date
                                                is not a London Business Day, the next following London
                                                Business Day) up to and including the Final Repayment
                                                Date.

8.    Initial Relevant Screen Rate:             The linear interpolation of one-month sterling LIBOR and
                                                two-month sterling LIBOR.



                                      51

9.    Relevant Screen Rate:                     LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

10.   Loan Reference Rate:                      LIBOR for three-month sterling deposits or, following the
                                                earlier to occur of the Step-Up Date in relation to this
                                                Loan Tranche or a Pass-Through Trigger Event, LIBOR for
                                                one-month sterling deposits.

11.   Relevant Margin:                          0.5 per cent. per annum

12.   Step-Up Date:                             The Loan Payment Date occurring in June 2012.

13.   Relevant Margin following Step-Up         1.0 per cent. per annum
      Date:

14.   Redemption/Payment Basis:                 Pass-through

15.   Change of Redemption/Payment              Not Applicable
      Basis:

16.   Details relating to Bullet Loan           Not Applicable
      Tranche:

17.   Details relating to Scheduled             Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled            Not Applicable
      Repayment Loan Tranche:

19.   Details relating to Pass-through          Applicable
      Loan Tranches:

                                                The Series 2007-1 BBB Class 3C2 Loan Tranche will become
                                                due on the Loan Payment Date falling in June 2012 and any
                                                Loan Payment Date thereafter.

20.   Other terms and special conditions:       Not Applicable

Confirmations:

Funding 2 confirms that:

(a) no Funding 2 Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement;

(b) the representations and warranties set out in Clause 13 (Representations and Warranties of Funding 2) of the Global Intercompany Loan Agreement are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there is no debit balance on the Funding 2 Principal Deficiency Ledger.

The Master Issuer confirms that:

(a) no Issuer Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement; and

(b) the aggregate amount of the Loan Tranches to be made on the Closing Date specified in this Loan Tranche Supplement and any Loan Tranches outstanding on such Closing Date do not exceed the Total Credit Commitment.

                                EXECUTION PAGE
                          for Loan Tranche Supplement


as Funding 2
EXECUTED for and on behalf of                   )
GRANITE FINANCE FUNDING 2 LIMITED               )
by                                              )

/s/ Sharon Tyson
-------------------------
Representing L.D.C. Securitisation Director No. 2 Limited
Name:  Sharon Tyson




as Master Issuer
EXECUTED for and on behalf of                   )
GRANITE MASTER ISSUER PLC                       )
by                                              )



/s/ Sharon Tyson
-------------------------
Representing L.D.C. Securitisation Director No. 2 Limited
Name:  Sharon Tyson




as Funding 2 Security Trustee
EXECUTED for and on behalf of                   )
THE BANK OF NEW YORK                            )
by                                              )

/s/ Helen Kim
-------------------------
Name: Helen Kim
Vice President
The Bank of New York




as Agent Bank
EXECUTED for and on behalf of                   )
CITIBANK, N.A.                                  )
by                                              )

/s/ Georgia Mitchell
-------------------------
Name:  Georgia Mitchell